UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2022

Biofrontera Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40943	47-3765675
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Presidential Way, Suite 330 Woburn, Massachusetts	01801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 245-1325

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	BFRI	The Nasdaq Stock Market LLC
Preferred Stock Purchase Rights		The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of common stock, each at an exercise price of $5.00 per share	BFRIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (the “Exchange Act”) (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 25, 2022, Biofrontera Inc. (the “Company”) entered into private exchange agreements with certain holders of options to acquire ordinary shares, nominal value €1.00 per share (the “AG Options”), of Biofrontera AG, a German stock corporation having its registered seat in Leverkusen, registered in the commercial register of the local court of Köln under HRB 49717, pursuant to which the parties agreed to a negotiated private exchange of 3,148,042 shares of the Company’s common stock in exchange for the AG Options. The AG Options represent the right to acquire 2,623,365 ordinary shares, of Biofrontera AG held by the shareholders, representing an exchange ratio of approximately 1 AG share to 1.2 shares of the Company’s common stock.

The options are immediately exercisable and the exercise period ends on November 30, 2022. There is no additional cost to exercise the AG Options.

The private exchange agreements provide that the Company will use reasonable best efforts to file a registration statement registering the shares for resale.

Item 3.02 Unregistered Sales of Equity Securities.

The issuance of shares of the Company’s common stock pursuant to the private exchange agreements was made in a private negotiated exchange and will not be registered under the Securities Act of 1933, in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act of 1933 and/or Regulation D promulgated thereunder. The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On October 31, 2022, the Company issued a press release announcing the private exchange and issuance of shares, a copy of which is attached here as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

10.1	Form of Exchange Agreement
99.1	Press release dated October 31, 2022
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 31, 2022 (Date)	Biofrontera Inc. (Registrant)

/s/ Erica L. Monaco
Erica L. Monaco Chief Executive Officer